UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

FOLEY TRASIMENE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39299	85-0545098
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Village Center Circle Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant	WPF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	WPF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WPF.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Agreement

On April 29, 2021, Foley Trasimene Acquisition Corp. (“FTAC”) entered into an Amended and Restated Business Combination Agreement (the “Amended and Restated Business Combination Agreement”) with Tempo Holding Company, LLC, a Delaware limited liability company (“Tempo”), Alight, Inc., a Delaware corporation f/k/a Acrobat Holdings, Inc. and direct, wholly owned subsidiary of FTAC (“Alight”), Acrobat SPAC Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Alight, Acrobat Merger Sub, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of FTAC, Acrobat Blocker 1 Corp., Acrobat Blocker 2 Corp., Acrobat Blocker 3 Corp. and Acrobat Blocker 4 Corp., each of which is a Delaware corporation and a direct, wholly owned subsidiary of Alight, Tempo Blocker I, LLC, a Delaware limited liability company, Tempo Blocker II, LLC, a Delaware limited liability company, Blackstone Tempo Feeder Fund VII, L.P., a Delaware limited partnership, and New Mountain Partners IV Special (AIV-E), LP, a Delaware limited partnership (“Tempo Blocker 5”) in connection with the proposed business combination between FTAC and Tempo that was previously announced on January 25, 2021.

The Amended and Restated Business Combination Agreement amends and restates in its entirety the Business Combination Agreement entered into by the parties on January 25, 2021 (the “Original Agreement”) to: (i) provide for the potential formation of a new Delaware limited liability company or limited partnership that will become the parent company of Tempo Blocker 5 (such limited liability company or limited partnership, “Tempo Blocker 4”) and, subject to its subsequent delivery of a joinder to the Amended and Restated Business Combination Agreement and a Tempo Blocker Written Consent, would substitute Tempo Blocker 5 in the applicable Blocker Merger (each as defined in the Amended and Restated Business Combination Agreement) and (ii) add the Continuing Member Contribution (as defined in the Amended and Restated Business Combination Agreement).

The Amended and Restated Business Combination Agreement does not contain any changes to the overall consideration to be received in the proposed business combination by FTAC stockholders or by the direct or indirect equityholders of Tempo.

The foregoing summary describes the more significant amendments made to the Original Agreement and does not purport to describe all of the terms of the Amended and Restated Business Combination Agreement. The other material terms of the Original Agreement, which were described in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by FTAC on January 27, 2021 and contained in the Original Agreement that was filed as Exhibit 2.1 thereto, remain substantially the same.

The foregoing description of the Amended and Restated Business Combination Agreement is not complete and is qualified in its entirety by reference to the terms and conditions of the Amended and Restated Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated by reference herein.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, a registration statement on Form S-4 (File No. 333-254801) has been filed by Alight with the SEC (as amended by Amendment No. 1 thereto on April 29, 2021 and as it may be further amended or supplemented from time to time, the “Form S-4”). The Form S-4 includes a proxy statement to be distributed to holders of FTAC’s common stock in connection with FTAC’s solicitation of proxies for the vote by FTAC’s stockholders in connection with the proposed business combination and other matters as described in the Form S-4 and consent solicitation statements to be distributed to direct and indirect holders of Tempo, as well as a prospectus of Alight relating to the offer of the securities to be issued in connection with the completion of the business combination. FTAC, Alight and Tempo urge investors, stockholders and other interested persons to read the Form S-4, including the proxy statement/prospectus/consent solicitation statement that forms a part thereof, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials contain important information about Alight, FTAC and the proposed business combination. Such persons can also read FTAC’s Annual Report on Form 10-K/A filed with the SEC on April 29, 2021 for additional information about FTAC, including a description of the security holdings of FTAC’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been declared effective, the definitive proxy statement/prospectus/consent solicitation statement will be mailed to FTAC’s stockholders as of a record date to be established for voting on the proposed business combination and to direct and certain indirect Tempo equityholders as of a record date to be established for the submission of written consents to approve the business combination transactions. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Foley Trasimene Acquisition Corp., 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330.

Participants in the Solicitation

FTAC and Tempo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FTAC’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of FTAC’s directors and executive officers in FTAC’s Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTAC’s stockholders in connection with the proposed business combination is also included in the Form S-4 and will be set forth in the definitive proxy statement/prospectus/consent solicitation statement for the proposed business combination when mailed to FTAC’s stockholders. Information concerning the interests of FTAC’s and Tempo’s participants in the solicitation, which may, in some cases, be different than those of FTAC’s and Tempo’s equity holders, generally, is included in the Form S-4 will be set forth in the definitive proxy statement/prospectus/consent solicitation statement for the proposed business combination when mailed to FTAC’s stockholders.

No Offer or Solicitation

This presentation is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FTAC or Tempo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements that are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. FTAC’s and Tempo’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, FTAC’s and Tempo’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside FTAC’s and Tempo’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Amended and Restated Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against FTAC and/or Tempo following the announcement of the definitive agreement for the proposed business combination and the transactions contemplated therein or otherwise in connection with the proposed business combination; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FTAC, certain regulatory approvals, or satisfy other conditions to closing in the Amended and Restated Business

Combination Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Amended and Restated Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Tempo’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Tempo to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that FTAC or Tempo may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in FTAC’s most recent filings with the SEC and are contained in the Form S-4, including the proxy statement/prospectus/consent solicitation statement that forms a part thereof. All subsequent written and oral forward-looking statements concerning FTAC or Tempo, the transactions described herein or other matters and attributable to FTAC, Tempo or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of FTAC and Tempo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1*	Amended and Restated Business Combination Agreement, dated as of April 29, 2021, by and among Foley Trasimene Acquisition Corp., Tempo Holding Company LLC and the other parties thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Foley Trasimene Acquisition Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foley Trasimene Acquisition Corp.

Date: April 30, 2021	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary